UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2013

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	223536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 202 Newtown, Pennsylvania		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 267-759-9000

Not Applicable
(Former name or former address, if changed since last report)

____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 8, 2013, EPAM Systems, Inc. (“EPAM”) issued a news release announcing the transition of its chief financial officer as further described in Item 5.02 below and raising its guidance for the third quarter 2013 and the full year 2013 contained in its earnings release of August 8, 2013.  A copy of the news release issued by EPAM is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2013, Ilya Cantor, Senior Vice President, Chief Financial Officer & Treasurer of EPAM, who also serves as EPAM’s principal accounting officer, tendered his resignation from EPAM, effective November 8, 2013 to accept the position of Executive Vice President and Chief Financial Officer of a global technology company.  Mr. Cantor’s resignation is not the result of any issue or concern with EPAM’s accounting, financial reporting or internal control over financial reporting.

Upon Mr. Cantor’s departure, Anthony J. Conte, 42, who initially joined EPAM in 2006 and most recently has served as EPAM’s Vice President of Finance since 2010 and as its compliance officer since 2011, will assume the role of EPAM’s Vice President, Chief Financial Officer & Treasurer.  Mr. Conte will also serve as EPAM’s principal accounting officer and continue to serve as its compliance officer.  Mr. Conte has worked for EPAM for more than six years in various roles of increasing responsibility and has extensive knowledge in finance and accounting areas.  Mr. Conte is also a Certified Public Accountant.   Prior to Mr. Cantor’s resignation, Messrs. Cantor and Conte will work together to ensure a smooth transition of EPAM’s financial functions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by EPAM Systems, Inc. dated October 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2013

EPAM SYSTEMS, INC.
By:	/s/ Ilya Cantor
Ilya Cantor
Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

99.1	Press Release issued by EPAM Systems, Inc. dated October 8, 2013.